Kensington Defender Fund
Summary Prospectus
April 30, 2025
Institutional Class Shares (DFNDX)
Before you invest, you may want to review the Kensington Defender Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated April 30, 2025, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund online at https://www.kensingtonassetmanagement.com/defender-fund-materials. You can also get this information at no cost by calling the Fund (toll-free) at 866-303-8623.

KENSINGTON DEFENDER FUND
Investment Objective: The Kensington Defender Fund (the “Fund”) seeks capital preservation and total return. Total return consists of capital appreciation and income.
Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.35%
Acquired Fund Fees and Expenses(1)	0.55%
Total Annual Fund Operating Expenses	2.15%
Fee Waiver/Reimbursement or Recoupment(2)	-0.11%
Total Annual Fund Operating Expenses After Fee Waiver/Reimbursement or Recoupment	2.04%
(1)Acquired Fund Fees and Expenses (“AFFE”) are indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights, when issued, because the financial statements include only the direct operating expenses incurred by the Fund and does not include the indirect costs of investing in other investment companies.
(2) Kensington Asset Management, LLC (the “Adviser”) has contractually agreed to waive its management fee and pay Fund expenses to ensure that Total Annual Fund Operating Expenses (excluding AFFE, leverage/borrowing interest, interest expense, dividends paid on short sales, taxes, brokerage commissions, extraordinary expenses, and distribution (12b‑1) fees and expenses) do not exceed 1.49% of the average net assets of the Fund. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment. The Operating Expense Limitation Agreement is indefinite in term and cannot be terminated through at least April 30, 2026. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the fee waiver for year one. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$207	$662	$1,144	$2,474
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2024, the Fund’s portfolio turnover rate was 353% of its average portfolio value.
Principal Investment Strategies
The Fund is designed to provide the potential to participate in rising markets, but with a reduced risk of drawdown in declining markets ( i.e. , the risk of a decline in investment value during a decline in the U.S. equity markets), through a portfolio that has exposure to different strategies, asset classes and individual investments. The Fund will seek to utilize varying investment strategies, including (i) Liquid Strategies, LLC’s (the “Sub-Adviser”) Defender Model (the “Defender Model”), (ii) an options overlay strategy to generate income, and (iii) a managed futures strategy or diversified opportunities intended to provide exposures with reducted correlation to the other strategies. The universe of asset classes in which the Fund may invest includes, but is not limited to, equities (both developed and emerging markets), bonds (including high-yield or “junk” bonds), commodities, currencies and real estate. The Fund is actively managed and the Fund’s exposures to different strategies, asset classes and individual investments will vary based on the Adviser’s or Sub-Adviser’s ongoing evaluation of investment opportunities, and the Fund may not always have exposure to all of the strategies and asset classes described herein.
The universe of investment types the Fund may use to obtain exposure to these various asset classes includes, but is not limited to, individual securities (such as stocks and bonds), derivative instruments (including, but not limited to, swaps, written and purchased options, and futures contracts), other investment companies (i.e., underlying funds), including mutual funds and exchange-traded funds (“ETFs”), and real estate investment trusts (“REITs”). The Fund may either invest directly in its investments or indirectly by investing in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”) which invests in the investments. The Fund is non-diversified, which means it may invest a high percentage of its assets in a limited number of investments. Individual investments are determined in accordance with the particular strategy or strategies being implemented at a particular time, each as discussed below.
Defender Model
The Sub-Adviser’s Defender Model (the “Model”) utilizes a tactical investment strategy that combines a momentum approach with a disciplined capital preservation routine. The model quantitatively evaluates market conditions and periodically signals a rebalance of the portfolio to account for multi-asset market movement as compared to a traditional equity and bond portfolio that retains static allocations. Asset class exposures through the model may include equities, bonds, commodities and real estate.
The Model is proactive in that it seeks to predict future performance using data from the past several quarters. The Model emphasizes longer-term trends over shorter-term ones, with a goal of reducing the probability of false signals. While intra-month hedging may be implemented to account for signal changes occurring between the monthly rebalances, there is always the risk that the Model will not accurately predict future performance or will be late to capturing successfully predicted performance. In addition, the portfolio managers have discretion to deviate from the Model during extreme events to prioritize risk reduction for shareholders, and such discretion when implemented could lead to the Fund underperforming the Model over certain periods.
Data inputs evaluated by the Model include publicly available price information across the various asset classes. The evaluation of these data inputs is pursuant to the key elements of the model’s strategy, which are as follows:
•Investment Momentum - Momentum strategies favor investments that have performed relatively well over those that have underperformed for various time periods, seeking to capture the tendency for asset prices to keep moving in the same direction. The Model seeks to identify investments with recent positive momentum.
•Protection Momentum - When investment momentum trends shift, the Model seeks to identify the change and signal that the portfolio adapt accordingly. In addition, when turmoil hits the capital markets, risky assets tend to become highly correlated and decline in tandem. The Model seeks to assess the risk of a market crisis by measuring multi-market breadth (i.e., the strength or weakness of movement in major market indices) and the relative number of down-trending risky assets. The more assets in distress, the more the Model will signal a shift of the portfolio to less risky assets.
• Optional Portfolio Hedges - In an attempt to limit portfolio turnover, the Fund’s portfolio is generally rebalanced not more than once per month. When the Fund’s portfolio has exposure intra-month to an asset class that would otherwise be removed from the portfolio or reduced in size as a result of the model’s momentum assessment, the Adviser or Sub-Adviser may hedge some or all of the exposure to that asset class until the next rebalance occurs. This hedging may be done through the use of index futures, options or ETFs. Even with this hedging sub-strategy, the Fund is expected to have high annual portfolio turnover.
Options Overlay
The options overlay component of the Fund’s strategy attempts to generate additional income or return typically by selling (i.e., writing) call and put options in exchange for a premium, or payment, from the option buyer. This portion of the strategy will typically result in a put spread, where the Adviser or Sub-Adviser will seek to sell an equity index put option with a one to two week expiration and pair that with a simultaneous purchase of a similar option (i.e., same equity index with the same or varying expiration) at a lower strike price.
Managed Futures or Diversified Opportunities Strategy
The Fund may also invest in a total return swap (“TRS”), private fund, or commodity pool operator to gain exposure to the Diversified Opportunity Strategy (the “Strategy”) which is a model portfolio managed by a third-party manager. The Strategy seeks capital appreciation by gaining long and short macro exposures (i.e., exposures to individual asset classes rather than individual companies) to investments in bond, currency, equity, real estate, and commodity markets. The Strategy utilizes quantitative strategies to determine its allocations to the various asset classes, including, but not limited to, momentum signals (identifying investments with positive and negative relative performance and investing long and short accordingly) and trend signals (identifying investments with positive and negative price trends and investing long and short accordingly). While the Strategy provides exposure to similar asset classes as the Model, also using momentum as part of the strategy, it may provide broader exposure in certain asset classes as well as additional asset classes. For example, the Strategy may include exposure to a broader set of commodity types. In addition, the Strategy may also provide exposure to the currency asset class as well as market volatility through exposure to volatility index options. Volatility index options can be used to hedge against, or benefit from, market volatility. This broader exposure is intended to result in reduced correlation between the Strategy and other strategies, though there is no guarantee the strategies will be uncorrelated, including in a scenario where they are each underperforming. When the Fund takes a short position, it will benefit from a decrease in the price of the investment underlying the short position. If the position underlying the short position were to increase in price, the Fund’s short position would decrease in value.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands. Generally, the Subsidiary will invest primarily in commodity-linked derivative instruments or private funds that invest in the same commodity-linked derivative instruments. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund, including policies related to affiliated transactions and custody of assets. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code). The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors. The Fund does not intend to create or acquire primary control of any entity that primarily engages in investment activities in securities or other assets, other than entities wholly-owned by the Fund.
The Adviser generally expects that the Fund will have exposure across multiple asset classes, but at any one time the Fund may emphasize one asset class or invest solely in cash or cash equivalents, depending on market conditions. The Fund may have exposure to equity securities of companies of any size, including small- and medium-capitalization sized companies. The Fund is expected to have portfolio turnover in excess of 100% on an annual basis.
The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.”
Principal Investment Risks
As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s Net Asset Value and performance. The following risks apply to the Fund directly and indirectly through the Fund’s investment in underlying funds.
•Management Risk: The Adviser’s and/or Sub-Adviser’ strategies and judgments about the attractiveness, value, and potential appreciation of particular assets may prove to be incorrect and may not produce the desired results.
•Equity Securities Risk: The Fund may invest in or have exposure to equity securities. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.
•Fixed-Income Securities Risks: The Fund may invest in or have exposure to fixed-income securities. Fixed-income securities are or may be subject to interest rate, credit, liquidity, prepayment and extension risks. Interest rates may go up resulting in a decrease in the value of fixed-income securities. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed-income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed-income securities may make it more difficult to sell or buy a security at a favorable price or time. Changes in market conditions and government policies may lead to periods of heightened volatility and reduced liquidity in the fixed-income securities market, and could result in an increase in redemptions. Interest rate changes and their impact on a fund and its share price can be sudden and unpredictable.
◦Interest Rate Risk. In times of rising interest rates, bond prices will decline. Generally, securities with longer maturities and funds with longer weighted average maturities carry greater interest rate risk. The Fund may be exposed to heightened interest rate risk as interest rates rise from historically low levels.

◦Extension Risk. In times of rising interest rates, prepayments will slow causing portfolio securities considered short or intermediate term to be long-term securities, which fluctuate more widely in response to changes in interest rates than shorter term securities.
◦Liquidity Risk. There may be no willing buyer of a fund’s portfolio securities and such fund may have to sell those securities at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on performance.
◦Prepayment Risk. In times of declining interest rates, a fund’s higher yielding securities may be prepaid and such fund may have to replace them with securities having a lower yield.
◦Duration Risk. The Fund can invest in securities of any maturity or duration. Holding long duration and long maturity investments will magnify certain risks, including interest rate risk and credit risk.
•High-Yield Bond Risk: Lower-quality fixed income securities, known as “high-yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. These securities are considered speculative. Defaulted securities or those subject to a reorganization proceeding may become worthless and are illiquid.
•Foreign Investment Risk: Foreign investments may be riskier than U.S. investments for many reasons, such as changes in currency exchange rates and unstable political, social, and economic conditions.
•Market Risk: Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect U.S. and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2020 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.
•Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative.
•Real Estate and REITs Risk: REITs are companies that invest in real estate or interests therein. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to possible declines in the value of and demand for real estate, which may cause the value of the Fund to decline. Share prices of REITs may decline because of adverse developments affecting the residential and commercial real estate industry, residential and commercial property values, including supply and demand for residential and commercial properties, the credit performance of residential and commercial mortgages, the economic health of the country or of different regions, and interest rates. In particular, the commercial real estate segment of the real estate market has been under pressure in recent years due various factors, including the COVID pandemic, rising interest rates and the trend of more employees working from home. There is no way to predict how long this trend will continue, and investments tied to commercial real estate, as well as residential real estate, could see significant declines moving forward.
•Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
•Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
•Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity futures, to a maximum of 10 percent of its gross income. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.

•Subsidiary Risk: The Subsidiary is not registered under the Investment Company Act of 1940 (the “1940 Act”), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.
•Underlying Funds Risk: Investments in underlying funds involve duplication of investment advisory fees and certain other expenses. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy. The manager of an underlying fund may not be successful in implementing its strategy. ETF shares may trade at a market price that may be lower (a discount) or higher (a premium) than the ETF’s net asset value. ETFs are also subject to brokerage and/or other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, the Adviser or Sub-Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance.
•Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
◦Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s or Sub-Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s or Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
◦Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
◦Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss.
•Counterparty Risk: The Fund may enter derivative contracts that will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk with respect to the counterparty, since contract performance depends in part on the financial condition of the counterparty.
•Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a futures contract. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.

•Leverage Risk: As part of the Fund’s principal investment strategy, the Fund may make investments in derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying asset, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
•Limited History of Operations Risk: The Fund has a limited history of operations for investors to evaluate. The Fund may fail to attract sufficient assets to operate efficiently.
•Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund also invests in underlying funds that are non-diversified. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.
•Small- and Mid-Capitalization Companies Risk: Investing in or having exposure to the securities of small-capitalization and mid-capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.
•Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs. The Fund’s portfolio turnover rate is expected to be above 100% annually.
•Securities Lending Risk. There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result, the Fund may lose money. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
•U.S. Government Securities Risk: The Fund may invest directly or indirectly in obligations issued by agencies and instrumentalities of the U.S. government. The U.S. government may choose not to provide financial support to U.S. government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Fund might not be able to recover its investment.
•Models and Data Risk: The Fund’s investment exposure is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to securities being included in or excluded from the Fund’s portfolio that would have been excluded or included had the Models and Data been correct and complete. Some of the models used by the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.
•Momentum Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
• Private Fund Risk : The Fund may invest in private investment funds which pursue alternative investment strategies. Certain investment instruments and techniques that a private fund may use are speculative and involve a high degree of risk. Because of the speculative nature of a private fund’s investments and trading strategies, the Fund may suffer a significant or complete loss of its invested capital in one or more private funds. A shareholder will also bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. In addition, interests in a private fund may also be illiquid. Investments into funds that are considered illiquid will be limited to no more than 15% of the Fund's net assets.

Performance : The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Institutional Class shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s share class over time to the performance of the Fund’s benchmark index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Shareholder reports containing financial and performance information for the Fund will be made available to shareholders semi-annually. Updated performance information and daily NAV per share is available at no cost by calling toll-free 866-303-8623.

Institutional Class Performance Bar Chart
For Calendar Years Ended December 31

Best Quarter	Q1 2024	5.71%
Worst Quarter	Q4 2024	-2.83%

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2024)

	One Year	Since Inception (May 31, 2023)
Institutional Class Shares Return before taxes	5.86%	4.83%
Institutional Class Shares Return after taxes on distributions(1)	3.66%	3.17%
Institutional Class Shares Return after taxes on distributions and sale of Fund Shares(1)	3.92%	3.16%
Morningstar Global 60/40 NR (reflects no deduction for fees, expenses, or taxes)	8.75%	11.75%
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures when a capital loss occurs upon redemption of Fund shares and provides an assumed tax benefit for the investor. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Kensington Asset Management, LLC
Sub-Adviser: Liquid Strategies, LLC
Portfolio Managers:
Elio Chiarelli, Ph.D., Shawn Gibson and Adam Stewart, CFA , each a portfolio manager of the Sub-Adviser, have been portfolio managers of the Fund since its inception in May of 2023.
Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
Institutional Class	$25,000	$25,000	$250	$100

The Fund or Adviser may waive any investment minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer. Purchase and redemption requests must be received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) to assure ample time to transmit to the Fund prior to NAV pricing.
Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) Plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.